SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): August 22, 2002


                            FOCUS ENHANCEMENTS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

   DELAWARE                       1-11860                        04-3144936
----------------             ----------------               --------------------
(State or other                (Commission                   (IRS Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)

         1370 Dell Ave., Campbell, CA                           95008
         -----------------------------                          -----
         (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (408) 866-8300
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Item 5. Other Events

         On August 22, 2002, Focus Enhancements, Inc., issued a press release regarding its FS454 semiconductor being accepted for Mircrosoft's Xbox video game system. A copy of the press release is attached hereto as
         Exhibit 99.1.

Exhibits

Exhibit Number            Description

99.1 Press Release "FOCUS' FS454 Semiconductor Accepted for Xbox Video Game System."

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         FOCUS ENHANCEMENTS, INC.


Date:  August 22, 2002                    BY:    /s/ Gary Williams
                                                 ---------------------

                                          Name:      Gary Williams
                                          Title:     Principal Financial Officer
                                                     Vice President of Finance
                                                     & CFO